Exhibit 99.1

McorpCX, Inc. Reports First Quarter 2018 Financial and Operating Results

San Francisco, CA, May 9, 2018 /CNW/ - Customer experience solutions and software company McorpCX, Inc. (TSXV: MCX, OTCQB: MCCX) (“McorpCX” or the “Company”) today reported its financial results for the quarter ended March 31, 2018.

“We are pleased that our clients see the value in our services, as our results for this quarter demonstrated our ability to add new projects for existing clients while adding new clients, allowing us to double year-over-year quarterly revenue. And while focused on increasing services revenue, we are keeping a focus on expense management as well.” said Michael Hinshaw, McorpCX President and CEO.

First Quarter 2018 Corporate Highlights:

●	Revenue increased by 106% from $297,291 in the first quarter of 2017 to $613,854 in the first quarter of 2018.
●	Gross profit increased by 101% to $316,439 in the first quarter of 2018 from $157,518 in the first quarter of 2017.
●	The Company had a cash balance of $1,490,050 at March 31, 2018 compared to a cash balance of $1,616,076 at December 31, 2017.

Gregg Budoi, the Company’s Chief Financial Officer, stated: “While our investments in sales and marketing have helped improve consulting services performance, we are assessing ways to improve our existing products and services offerings, as well as exploring the potential of new technology platforms which may drive longer term, and deeper engagements with, our clients.”

For a complete discussion of the Company’s financial condition and operating results, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our audited and unaudited financial statements and the accompanying notes in our Form 10-Q for the three months ending March 31, 2018 and our Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on EDGAR and with Canadian securities regulators on SEDAR.

About McorpCX

McorpCX (http://mcorp.cx) is a customer experience services company targeting the Global Customer Experience Management (CEM) market estimated by marketsandmarkets to grow from USD 5.06 Billion in 2016 to USD 13.18 Billion by 2021. Customers range from Fortune 100 brands to fast-moving mid-market leaders and other customer-centric companies. McorpCX is focused on pursuing value-enhancing growth opportunities for its shareholders.

For more information, please contact:

General Information: 1-866-526-2655 toll free in the U.S., or +1-415-526-2655

Investors: ir@mcorp.cx

Website: http://mcorp.cx

Twitter: @McorpCX (https://twitter.com/mcorpcx)

Forward-Looking Statements

Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the United States securities laws and applicable Canadian securities legislation. These statements are, in effect, management’s attempt to predict future events, and thus are subject to various risks and uncertainties. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. All statements, other than statements of historical fact, regarding our financial position, business strategy and management’s plans and objectives for future operations are forward-looking statements. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” and “intend” and words or phrases of similar meaning, as they relate to the Company and its management are intended to help identify forward-looking statements. Although we believe that management’s expectations as reflected in forward-looking statements are reasonable, we cannot assure readers that those expectations will prove to be correct. Forward-looking statements include statements relating to the Company's business and operations as well as the anticipated growth Global Customer Experience Management (CEM) market. Such statements involve assumptions relating to the Company's business, the ability of the Company to execute on its business plan, the competitive environment of the Company's products and services and the future development and pricing of the Company’s products and services. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from any future results expressed or implied by these statements. Such factors include the following: general economic and business conditions, changes in demand for the Company’s products and services, changes in the competitive environment and the introduction of competing software solutions by competitors, the Company’s ability to complete any future required financing and the Company’s dependence upon and availability of qualified personnel. In light of these and other uncertainties, the forward-looking statements included in this press release should not be regarded as a representation by the Company that its plans and objectives will be achieved. These forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to update or revise the statements.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

SOURCE McorpCX, Inc.